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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 1-10308

                                ----------------

                       NOVEMBER 4, 1998 (APRIL 27, 1998)

               (Date of Report (date of earliest event reported))

                              CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)

                     DELAWARE                        06-0918165
         (State or Other Jurisdiction of          (I.R.S. Employer
          Incorporation or Organization)        Identification No.)


                   6 SYLVAN WAY,
               PARSIPPANY, NEW JERSEY                   07054
      (Address of Principal Executive Office)        (Zip Code)

                                 (973) 428-9700
              (Registrant's telephone number, including area code)

                                      NONE
       (Former name, former address and former fixcal year, if appliable)

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ITEM 5. OTHER EVENTS

     As previously reported in the Current Report on Form 8-K of Cendant Corporation (the "Company"), dated May 5, 1998, the Company completed the acquisition of National Parking Corporation Limited ("NPC") for $1.6 billion in cash, which included the repayment of approximately $227 million of outstanding NPC debt.

     On September 29, 1998, the Company filed an amended Annual Report on Form 10-K/A for the year ended December 31, 1997 which included restated financial statements of the Company for the years ended December 31, 1997, 1996 and 1995. The acquisition of NPC was considered to be significant in comparison to the Company's restated financial statements and therefore the Company is filing this Current Report on Form 8-K to present the exhibits listed in item 7 hereof.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
 NO.        DESCRIPTION

23.1 Consent of Deloitte & Touche -- Independent auditors of National Parking Corporation Limited;

99.1 Unaudited pro forma financial statements of Cendant Corporation giving effect to the acquisition of National Parking Corporation Limited (i) for the year ended December 31, 1997; and (ii) for the six months ended June 30, 1998;

99.2 Consolidated financial statements of National Parking Corporation Limited for the 52 week period ended 27 March 1998.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENDANT CORPORATION

                                        BY: /s/ Scott E. Forbes
                                           ---------------------
                                           Scott E. Forbes
                                           Executive Vice President
                                           and Chief Accounting Officer


Date: November 4, 1998

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                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                 REPORT DATED NOVEMBER 4, 1998 (APRIL 27, 1998)


                                 EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

23.1 Consent of Deloitte & Touche -- Independent auditors of National Parking Corporation Limited.

99.1 Unaudited proforma financial statements of Cendant Corporation giving effect to the acquisition of National Parking Corporation Limited (i) for the year ended December 31, 1997; and (ii) for the six months ended June 30, 1998.

99.2 Consolidated financial statements of National Parking Corporation Limited for the 52 week period ended 27 March 1998.

                                       4